Exhibit 99.1

Vireo Growth Inc. Announces a Four-Deal Transaction to Establish Presence in Ohio

07/31/2026

Further Expands Vireo’s National Platform, Creating One of the Industry’s Broadest State Footprints

MINNEAPOLIS, July 31, 2026 (GLOBE NEWSWIRE) -- Vireo Growth Inc. (CSE: VREO) (OTCQX: VREOF) (“Vireo” or the “Company”), a leading vertically integrated cannabis company and agricultural markets platform, today announced that it entered into four separate definitive Securities Purchase Agreements with each of FarmaceuticalRx LLC, FarmaceuticalRx 2 LLC, CAOH LLC, and Canoe Hill Ohio, LLC (collectively, the “Ohio Entities”) and certain other parties, to acquire all of the issued and outstanding membership interests of the four Ohio Entities and certain of their respective subsidiaries (collectively, the “Ohio Transactions”), subject to receipt of all required regulatory approvals and customary closing conditions.

Collectively, the acquired businesses include eight dispensaries, a cultivation and processing facility, and related owned and leased real estate, establishing a vertically integrated operating platform in Ohio.

Subject to customary adjustments for cash, debt, pre-closing taxes and transaction expenses, the aggregate purchase price across all four acquisitions is expected to be approximately $208 million, which will be satisfied by issuing approximately 11 million subordinate voting shares of Vireo, pursuant to applicable exemptions from the prospectus and registration requirements of applicable securities laws and subject to resale restrictions in accordance with applicable securities legislation. The subordinate voting shares will be issued in three tranches, with fifty percent of the consideration issued at closing, twenty-five percent approximately 90 days following closing, and the remaining twenty-five percent approximately 180 days following closing. The deferred consideration in each Ohio Transaction is subject to the continued performance of the acquired businesses and a forfeiture mechanism entitling Vireo to claw back up to 25% of the subordinate voting shares issued to the various Sellers if specified performance thresholds and other conditions specified in the purchase agreements are not met during the applicable measurement periods. Following the completion of the Ohio Transactions, the Ohio Entities and their subsidiaries will join Vireo’s growing cannabis segment.

The Ohio Transactions represent another step in Vireo’s disciplined strategy of building a scaled portfolio of high-quality, cash-generating cannabis businesses capable of supporting long-term organic growth and shareholder value creation. Upon completion of each of the Ohio Transactions and other previously announced transactions, Vireo is expected to have a presence in 16 states, operate approximately 270 dispensaries, and maintain one of the industry’s broadest geographic footprints. In addition, Vireo will hold one dispensary license in Pennsylvania and one dispensary license in Nevada that provide additional opportunities for future organic expansion.

“The Ohio Transactions represent another important step forward in the execution of Vireo’s disciplined growth strategy,” stated Tyson Macdonald, Chief Financial Officer of Vireo. “These four transactions establish a scaled, vertically integrated operating platform in Ohio, adding cash flow positive operations with experienced teams, high-quality assets, and continued organic momentum, including several new dispensary openings that are expected in the near term. We believe these assets are well positioned to create value as we integrate them into the Vireo platform.”

“Ohio recently surpassed $1 billion in combined medical and adult-use cannabis sales and remains one of the fastest-growing cannabis markets in the country. Entering Ohio with meaningful scale from day one reflects our strategy of acquiring and integrating high-quality cannabis businesses that can drive long-term growth and shareholder value.”

The Ohio Transactions is subject to the receipt of all required regulatory approvals and the satisfaction of certain other closing conditions customary in transactions of this nature. Closing of the Ohio Transactions is expected to occur in Q4 2026, subject to the satisfaction of all closing conditions.

No finder’s fees are payable in connection with the Ohio Transactions.

MANAGEMENT COMMENTARY

John Mazarakis, the Chief Executive Officer of the Company, is a seller under the Securities Purchase Agreement in respect of CAOH LLC and, as a result, has a personal interest in such transaction. Mr. Mazarakis has declared his conflict of interest to the board of directors of the Company and has recused himself from all board deliberations and voting in respect of the Ohio Transactions. The other Sellers are arm’s length parties to the Company.

The Ohio Transactions constitute a “related party transaction” of the Company within the meaning of Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions (“MI 61-101”) by virtue of Mr. Mazarakis’ equity interest in CAOH LLC. The Company intends to rely on the exemption from the formal valuation requirement set out in section 5.5(b) of MI 61-101 and the exemption from the minority approval requirement set out in section 5.7(1)(a) of MI 61-101, on the basis that neither the fair market value of the subject matter of, nor the fair market value of the consideration for, the Ohio Transaction, insofar as it involves interested parties, exceeds 25% of the Company’s market capitalization. A material change report will be filed in connection with the Ohio Transactions. The Company expects that the material change report may be filed less than 21 days before the expected closing of each Ohio Transaction due to the timing of the announcement of the Ohio Transactions and the anticipated closing thereof occurring in less than 21 days. The Ohio Transactions are not expected to require shareholder approval.

About Vireo Growth Inc.

Vireo Growth Inc. (CSE: VREO; OTCQX: VREOF) is a leading vertically integrated cannabis company building a broad platform across cannabis and adjacent agricultural markets. The Company operates cultivation, manufacturing, retail dispensaries, home delivery, distribution, and agricultural supply businesses across the United States, creating exposure to both cannabis and complementary adjacent markets. With operations in 10 states and approximately 170 dispensaries nationwide, Vireo combines disciplined capital allocation, strategic acquisitions, and local market execution to scale its platform and drive long-term shareholder value. The Company is focused on expanding market share and strengthening its portfolio of consumer brands and services, while supporting the customers, employees, shareholders, and communities it serves. For more information about Vireo, visit www.vireogrowth.com.

Forward-Looking Information

This press release contains “forward-looking information” or “forward-looking statements” within the meaning of applicable United States and Canadian securities legislation (referred to herein as “forward-looking information”). To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided for informational purposes only and is subject to the same assumptions and risk factors described herein; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes, but is not limited to, statements regarding expectations around the Ohio Transactions, the consideration to be paid in connection therewith, and the expected timing and benefits thereof; the approximate value of the consideration to be paid in the Ohio Transactions; the expectation that the Ohio Transactions will not require shareholder approval; expectations around the future of the Ohio cannabis market; and the Company’s acquisition and integration strategy. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein and in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks related to receipt of necessary regulatory and third-party approvals for completion of the proposed transaction; risks and uncertainties associated with the Ohio Transactions, some of which are beyond the Company’s control; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the Ohio Transactions; the effects of the Ohio Transactions on the Company and the interests of various constituents; the future of the Ohio cannabis market; subject to the successful outcome of the Ohio Transactions, the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions; risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest, including the interest of the Company’s Chief Executive Officer as a seller under one of the Securities Purchase Agreements; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in its various markets; our ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available on EDGAR with the U.S. Securities and Exchange Commission at www.sec.gov and filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.

For Vireo, contact:

Lynn Ricci
Director Investor Relations & Corporate Communications
investor@vireogrowth.com
781-956-7052